SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

                                  MAY 28, 1997
                        (DATE OF EARLIEST EVENT REPORTED)


                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                    333-18221                  13-2997911
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                        1436 LANCASTER AVENUE, SUITE 210
                         BERWYN, PENNSYLVANIA 19312-1288
                    (Address of Principal Executive Offices)


                                  610-296-3400
              (Registrant's Telephone Number, Including Area Code)



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  ITEM 5:      OTHER EVENTS

                   On May 28, 1997, Dollar Financial Group, Inc. (the "Company")
               announced the resignation of Donald F. Gayhardt as Executive Vice-President, Chief Financial Officer and Director of the Company and its parent company, DFG Holdings, Inc. The Company hereby incorporates by reference the information set forth in its News Release dated May 28, 1997, a copy of which is annexed hereto as Exhibit 99.1.

  ITEM 7:      EXHIBITS

               (C)   EXHIBITS

               99.1 Dollar Financial Group, Inc. News Release dated May 28, 1997, announcing the resignation of Donald F. Gayhardt, the Company's Executive Vice-President and Chief Financial Officer.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DOLLAR FINANCIAL GROUP, INC.


Dated:   June 3, 1997                          By: /s/ Jeffrey A. Weiss
                                                   -------------------------
                                                   J. A. Weiss, Chairman and
                                                   Chief Executive Officer


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                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Dollar Financial Group, Inc. News Release dated May 28, 1997.